Exhibit 99.2

(NASDAQ: MDSO)

SUPPLEMENTAL RECONCILIATION AND GUIDANCE PRESENTATION
FOR THE PERIOD ENDED JUNE 30, 2010
Thursday, August 12, 2010

Investor Relations Contact:
Hulus Alpay
(212) 419-1025
halpay@mdsol.com

Table of contents:

Page 3 - Second quarter 2010 reconciliation table
Page 4 - Historical reconciliation information
Page 5 - Historical and updated guidance comparisons

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Operating income:
GAAP operating income	$4,408	$773	$7,352	$3,061
GAAP operating margins	10.9%	2.3%	9.4%	4.5%

Depreciation and amortization	2,218	2,591	4,811	5,141
Stock-based compensation	1,658	920	2,808	1,923

Non-GAAP operating income	$8,284	$4,284	$14,971	$10,125
Non-GAAP operating margins	20.5%	12.6%	19.2%	15.0%

Net income:
GAAP net income	$2,965	$200	$4,829	$1,894

Stock-based compensation	1,658	920	2,808	1,923
Amortization	365	456	730	913

Non-GAAP net income	4,988	1,576	8,367	4,730

Tax impact on stock-based
compensation and amortization (1)	(715)	-	(1,238)	-

Adjusted non-GAAP net income	$4,273	$1,576	$7,129	$4,730

GAAP basic earnings per share	$0.13	$0.01	$0.21	$0.23
GAAP diluted earnings per share	$0.13	$0.01	$0.20	$0.11

Non-GAAP basic earnings per share	$0.22	$0.20	$0.37	$0.62
Non-GAAP diluted earnings per share	$0.21	$0.09	$0.35	$0.27

Adjusted non-GAAP basic earnings per share	$0.19	$0.20	$0.31	$0.62
Adjusted non-GAAP diluted earnings per share	$0.18	$0.09	$0.30	$0.27

(1) Tax impact calculated using a 35% effective tax rate

*Non-GAAP Financial Information
Medidata provides Non-GAAP operating income, net income, adjusted net income and net income per share applicable to common stockholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from Non-GAAP measures used by other companies.  Non-GAAP operating income excludes the impact of depreciation, amortization of purchased intangible assets and acquisition-related charges and stock-based compensation expense.  Non-GAAP net income excludes the impact of amortization of intangible assets associated with acquisitions and stock-based compensation expense. Adjusted non-GAAP net income excludes the impact of tax affected amortization of intangible assets associated with acquisitions and stock-based compensation expense.  Management uses these Non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, investors frequently have requested information from management regarding depreciation and amortization and non-cash, share-based compensation charges and management believes, based on discussions with investors, that these Non-GAAP measures enhance investor’s ability to assess Medidata’s historical and project future financial performance.  While management believes these Non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of Non-GAAP financial measures. One limitation of Non-GAAP operating income is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Medidata compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the Non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Actual
	Quarter Ended				Year Ended	Quarter Ended
	Mar. 31, 2009	Jun. 30, 2009	Sep. 30, 2009	Dec. 31, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010

Operating income:
GAAP operating income	$2,288	$773	$2,622	$3,094	$8,777	$2,944	$4,408
GAAP operating margins	6.7%	2.3%	7.4%	8.2%	6.2%	7.9%	10.9%

Depreciation and amortization	2,550	2,591	2,669	2,770	10,580	2,593	2,218
Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658

Non-GAAP operating income	$5,841	$4,284	$6,796	$7,166	$24,087	$6,687	$8,284
Non-GAAP operating margins	17.4%	12.6%	19.3%	19.1%	17.2%	17.8%	20.5%

Net income:
GAAP net income	$1,694	$200	$1,549	$1,739	$5,182	$1,864	$2,965
							-
Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658
Amortization	457	456	457	456	1,826	365	365

Non-GAAP net income	3,154	1,576	3,511	3,497	11,738	3,379	4,988

Tax impact of stock-based compensation and amortization (1)	-	-	-	-	-	(523)	(715)

Adjusted non-GAAP net income	$3,154	$1,576	$3,511	$3,497	$11,738	$2,856	$4,273

GAAP basic earnings per share	$0.22	$0.01	$0.07	$0.08	$0.33	$0.08	$0.13
GAAP diluted earnings per share	$0.10	$0.01	$0.06	$0.07	$0.25	$0.08	$0.13

Non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.15	$0.22
Non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.14	$0.21

Adjusted non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.13	$0.19
Adjusted non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.12	$0.18

(1) Tax impact calculated using a 35% effective tax rate

MEDIDATA SOLUTIONS, INC.

Summary of New, Prior and Updated Guidance* (Amounts in thousands)

	New Guidance		Prior Guidance		Updated Guidance
	Quarter Ended September 30,		Year Ended December 31,		Year Ended December 31,
	2010		2010		2010
	Low	High	Low	High	Low	High

Total revenues	$40,000	$41,000	$160,000	$164,000	$161,000	$164,000

GAAP operating income	$2,500	$3,500	$13,000	$15,000	$15,500	$17,500
Non-GAAP operating income/EBITDAO	$7,000	$8,000	$29,000	$31,000	$31,000	$33,000

GAAP net income	$1,500	$2,500	$8,000	$10,000	$9,500	$11,500
Non-GAAP net income	$3,500	$4,500	$16,500	$18,500	$17,500	$19,500
Adjusted non-GAAP net income (1)	$3,000	$4,000	$14,500	$16,500	$15,000	$17,000

(1) includes tax impact of stock-based compensation and amortization using a 35% effective tax rate

*Information only valid as of August 12, 2010

Cautionary Statement
The guidance presented here in constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements.  In particular, the risks and uncertainties include, among other things, risks associated with possible fluctuations in our financial and operating results; errors, interruptions or delays in our service or our Web hosting; the financial impact of any future acquisitions; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; changes in our sales and implementation cycles; competition; our ability to retain and expand our customer base or increase new business from those customers; our ability to hire, retain and motivate our employees and manage our growth; regulatory developments; litigation; and general developments in the economy. For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in Medidata's public filings with the Securities and Exchange Commission including, the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2009. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information.